EDGAR REPRESENTATION OF PRINTED GRAPHIC

The First Israel Fund, Inc.
-----------------------------------------
ANNUAL REPORT
SEPTEMBER 30, 1996

 CONTENTS

Letter to Shareholders................................................     1

Portfolio Summary.....................................................     7

Schedule of Investments...............................................     8

Statement of Assets and Liabilities...................................    11

Statement of Operations...............................................    12

Statement of Changes in Net Assets....................................    13

Statement of Cash Flows...............................................    14

Financial Highlights..................................................    15

Notes to Financial Statements.........................................    16

Report of Independent Accountants.....................................    20

Results of Annual Meeting of Shareholders.............................    21

Description of Dividend Reinvestment Plan.............................    22

PICTURED ON THE COVER IS AN AERIAL VIEW OF THE TEL AVIV SKYLINE.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

                                                               November 14, 1996

DEAR SHAREHOLDERS:

We are pleased to report on the activities of The First Israel Fund, Inc. (the "Fund") for the fiscal year ended September 30, 1996.

PERFORMANCE

At September 30, 1996, total net assets of the Fund were approximately $65.6 million. Net asset value ("NAV") per share was $13.10, as compared to $13.20 at September 30, 1995.

For the fiscal year ended September 30, 1996, the Fund's total return, based on NAV declined by 0.8%, versus a decline of 17.3% for the Tel Aviv Stock Exchange ("TASE") Index. From the Fund's commencement of investment operations on October 29, 1992 through September 30, 1996, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, was down 1.5%, while total return for the TASE Index was down 28.3%.

At September 30, 1996, the Fund's investments in securities listed and trading on the TASE and the Israeli and Israel-related companies listed and trading in the United States totaled approximately $51.9 million as compared to approximately $52.7 million on September 30, 1995. The Fund also held investments valued at approximately $8.6 million in unlisted securities of Israeli and Israel-related companies, as compared to approximately $9.2 million on September 30, 1995. In percentage terms, at September 30, 1996, 92.2% of the Fund's net assets were invested in listed and unlisted Israeli and Israel-related equity or equity-linked securities.

POLITICAL COMMENTARY

Over the past year, Israel has experienced tremendous change. We consider the most important developments to have been the tragic and shocking assassination of Prime Minister Yitzhak Rabin (November 1995); the unprecedented outbursts of Islamic terrorism within Israel's borders (late February-early March 1996); increased shelling of northern Israel by Hezbollah and Israel's retaliatory strike into Lebanon (April 1996); the election of Benjamin Netanyahu as Prime Minister (May 1996); and the rioting by Palestinians following the reopening of a long-sealed entrance to Jerusalem's Hasmonean Tunnel (September 1996).

The net effect has been that the peace process, which is so integral to Israel's investment prospects, has slowed. Whereas Rabin and his immediate successor, Shimon Peres, maintained an ironclad commitment to seeing the process through, Netanyahu's approach has been markedly different. He has insisted on a higher level of accountability from the Palestinians and has been willing to risk and, in some cases, reverse, the previous Labor government's achievements on the peace front in return for greater security arrangements for Israelis.

While deep divisions in national sentiment about the peace process remain, recent public opinion polls indicate that the majority of the Israeli populace favor continuing negotiations with the Palestinians and Syrians.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Thus far in his young administration, Netanyahu has been criticized as failing to set forth a clear vision of Israel's political future and how he plans to achieve it. We note in this context that it is not unusual for new governments (particularly coalitions, like Israel's) to take some time to craft and clearly express their policies. With this in mind, we are hopeful that a more defined program will materialize in the coming months and that Netanyahu's stated commitment to the peace process will result in progress.

THE ECONOMY

The macroeconomic environment in Israel has somewhat moderated since our last report, showing signs of deteriorating fundamentals.

- Lower growth in Gross Domestic Product ("GDP") is expected for 1996 and 1997 compared to the robust levels experienced over the past five years.

- The government budget deficit is running at 3.5% of GDP, compared to a target of no more than 2.5%.

- Inflation ran at an annualized rate of 13.0% in the first seven months of 1996, compared to 8.1% for 1995. [Note: it has slowed in the last six months to an expected 1996 rate of 10-12%.]

- The trade deficit is up over its 1995 level.

The government's top economic priorities continue to be lowering inflation and reducing the fiscal (I.E., budget) deficit as a percentage of GDP. To address these priorities, the government must curtail budgetary spending in coordination with a looser monetary policy so as to avoid creating a recession.

Netanyahu has expressed strong support for economic liberalization. He pledged to aggressively privatize the large government-controlled corporate sector, liberalize trade and deregulate the capital markets. His ability to achieve these goals is dependent, to a large extent, on coalition politics, political will and progress both on fiscal restraint and the control of inflation.

Ideally, Netanyahu would succeed on the economic front while moving the peace process forward. This combination should help to revive the "peace dividend" (E.G., large increases in foreign investment, exports, trade, consumer activity, tourism and capital markets activity) that powered the Israeli economy throughout much of 1994 and 1995.

PORTFOLIO STRATEGY

Our   focus,  of  course,  is  on  what  all  of  this  means  for  Israeli  and
Israel-related equities.

The TASE has been depressed for over a year as uncertainty about the peace process, rising interest rates and massive selling by the provident funds
(Israeli pension and life insurance plans designed to encourage long-term savings) have compelled investors to move much of their savings from equities into liquid assets and longer-term government bonds. As a result, equity valuations currently are very low relative both to those of other emerging markets and Israel's own historical levels.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

The Fund has managed to remain stable in the last year as virtually all major indices of TASE-listed stocks have plummeted. We attribute this outperformance to the Fund's ability to take equity positions in private Israeli and
Israel-related companies as well as the investment of a substantial portion (roughly one-third) of assets in the growing number of Israeli and Israel-related companies listed on U.S. exchanges. The earnings and market performance of these companies are generally not affected by political or economic developments within Israel.

While we made no substantive changes in the portfolio over the past few months, the Fund's cash position has modestly increased, largely due to the sale of Scorpio Communications Ltd. in August (see discussion below).

FOCUS ON HIGH-TECHNOLOGY

We find the Israeli high-technology sector especially attractive, given both the worldwide growth in technology applications and Israel's unique competitive advantages regarding technology.

Israel  is  gaining   widespread  recognition   as  the   world's  third   major
high-technology center, after Silicon Valley and the metropolitan Boston area. Why?

- Israel has one of the best-educated workforces in the world, enhanced in recent years by the large-scale influx of emigres from the former Soviet Union and Eastern Europe with strong scientific/engineering backgrounds.

- The government offers substantial financial support via economic incentives such as subsidies, grants and tax advantages.

- A declining emphasis on military spending has resulted in the redirection of money, manpower and military-derived expertise to the private sector.

- A growing and well-financed venture capital industry has emerged.

- Israeli companies have focused on the development of leading-edge technologies within growing niche markets.

- Many  multinational corporations  which have  had long-standing  activities in
  Israel  (E.G.,  Intel,  Motorola  and   IBM)  have  recently  been   expanding
  operations.

- There is a strong entrepreneurial, risk-taking culture.

To better illustrate our investment strategy, we would like to briefly discuss a few of the Fund's specific holdings.

TEVA PHARMACEUTICAL INDUSTRIES LTD.

Our largest position is in Teva Pharmaceutical Industries Ltd. ("Teva"), the largest pharmaceutical company in Israel. Its shares rose about 28% in the Fund's fiscal year.

- Teva has grown via acquisitions to become the world's third-largest producer of generic drugs. It also produces ethical (I.E., non-generic) drugs under license for the Israeli market and bulk chemicals. Recently, Teva entered into the development of its own ethical drugs.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

- Its first ethical drug, a multiple sclerosis treatment called Copaxone, received a unanimous recommendation in September for approval by the U.S. Food and Drug Administration. Assuming approval is granted late this year or in early 1997, world-wide sales of Copaxone could reach $300-400 million within the next three years.

- In addition to Copaxone, strong earnings growth over the next few years should be driven by the impact of recent acquisitions and the ongoing success of existing operations.

- In Israel, Teva should benefit from the aging of the population as well as rising GDP.

- With about 70% of sales outside Israel (primarily in the U.S. and Europe), Teva is partially insulated against weakness in the Israeli economy.

TADIRAN TELECOMMUNICATIONS LTD.

Tadiran   Telecommunications  Ltd.  ("TT")  develops,  manufactures,  sells  and supports advanced telecommunications equipment and systems worldwide. Its initial public offering ("IPO") this past March raised approximately $70 million. At September 30, 1996, the stock had appreciated about 33% since the IPO.

- 80%-owned by the Israeli communications and electronics company Tadiran Ltd., TT has a long history of technological innovation and has achieved wide recognition in global telecommunications markets. Certain of its products (most specifically, wireless local loop and digital access products) should experience rapid revenue growth over the next few years.

- With a strong base of domestic revenues, TT is raising its exports, whose proportion of total sales is projected to rise to about 50% in 1998 from about 30% in 1995. In particular, TT is targeting less-developed nations, which are heavily investing in the establishment of telecommunications infrastructure.

- Global deregulation of the telecommunications industry will help TT, which is already highly competitive, to expand its overseas operations.

- TT's balance sheet is strong: it used about $25 million of its IPO proceeds to reduce its debt-to-equity ratio to 11.2% as of September 30, 1996, from 40.1% at year-end 1995.

- While TT enjoys exclusive supply contracts with Bezeq, Israeli Telecommunication Corp., Ltd. ("Bezeq"), the Israeli telephone company, through the year 2000, a reduction in orders from Bezeq is anticipated. We expect this to be more than offset by international growth.

- TT's expertise and products are enhanced by numerous strategic alliances and marketing partnerships with companies such as Hewlett-Packard, Newbridge Networks, Siemens, Novell and Alcatel.

SCORPIO COMMUNICATIONS LTD.

Scorpio Communications Ltd. ("Scorpio") designs, develops and markets telecommunications equipment based on the asynchronous transfer mode concept. Although the Fund no longer owns Scorpio, we include it both to illustrate our approach to private equity investments and as an example of one of our successes.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

Our role in Scorpio's growth was substantial. The Fund and other BEA-managed funds were its first institutional investors at its origination in 1993 and helped to attract other investors. We sat on the board of directors, in which capacity we provided important advice and perspective and generally assisted in the company's development.

Two factors were most responsible for the success of Scorpio. First, we identified and supported a first-class management team. The company's two founders have distinguished technological, scientific and marketing backgrounds and have demonstrated both complete dedication to the business and exceptional integrity. Second, it was clear that their proposed products had tremendous commercial potential.

Our belief in the success of Scorpio was confirmed when the company was acquired by U.S. Robotics for $72 million in cash in August, a mere three years after its founding. The Fund's portion of the sale proceeds was nearly 6 times the Fund's total investment and almost 14.5 times Scorpio's own $5 million forecast for 1996 revenues.

Scorpio is an excellent example of how the Fund seeks to enhance shareholder value through investments in unlisted Israeli companies. Our unusual access to private equity transactions offers investors exposure to an additional source of potential appreciation.

OUTLOOK

In the near term, investors clearly are concerned about the state of the peace process. Our feeling is somewhat more optimistic, based on several factors:

- We think that Netanyahu will adopt a more flexible approach to the peace process.

- We feel that stock prices already reflect a great deal of pessimism and, therefore, are attractively valued.

- It appears that the provident funds have finished the bulk of their movement away from equities.

- Many high-quality international companies, with substantial investments at stake, are essentially unaffected by domestic events.

Looking further ahead, we are hopeful both that necessary fiscal reductions will be achieved and that there will be a better balance between fiscal and monetary policy, thus allowing for lower interest rates. The perception among investors that these goals are within reach would be very favorable for the market.

In closing, we would like to remind our readers that there remain compelling fundamental reasons to invest in Israeli and Israel-related equities, including Israel's singular combination of emerging market-like growth rates and the infrastructure, social characteristics and income level of developed-market nations; its emergence as a major world-class high-technology center; and its workforce is one of the best-educated in the world.

On balance, then, we continue to believe that substantial opportunities for capital appreciation in Israeli and Israel-related securities currently exist.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

We wish to remind shareholders whose shares are registered in their own names that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Plan is described on pages 22 and 23 of this report.

We appreciate your interest in the Fund, and would be pleased to respond to your questions or comments.

Respectfully,

                 [SIGNATURE]
Emilio Bassini
President
Chief Investment Officer*

--------------------------------------------------------------------------------
* Emilio Bassini, who is a member of the Executive Committee and is an Executive Director of BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since the commencement of the Fund's operations. Mr. Bassini joined BEA Associates (formerly Basic Appraisals, Inc. and BEA Associates, Inc.) in 1984. Mr. Bassini is a Director, Chairman of the Board, President and Chief Investment Officer of the Fund and is also a Director, Chairman of the Board, President and Chief Investment Officer of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc. He is the President and Secretary of The Indonesia Fund, Inc. and Director, Chairman of the Board, President and Investment Officer of The Brazilian Equity Fund, Inc. He is also the managing principal of Bassini, Playfair + Associates LLC.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    SEPT. 30, 1996  SEPT. 30, 1995
Banking                                      10.98            9.97
Building Products                             3.16            1.85
Computer Networking                           2.72            2.57
Computer Software                             3.26            2.29
Conglomerates                                 4.89            4.77
Diversified Technology                        3.42             6.1
Food & Beverages                              3.19            2.69
Industrial Technology                         4.46            4.11
Investment & Holding Companies                3.71            3.44
Metal Products                                1.88            3.93
Mortgage Banking                              3.01            2.69
Pharmaceuticals                               7.96            5.82
Real Estate & Construction                    1.88            5.58
Semiconductor & Related Technology            8.47            5.35
Telecommunications                           13.15           12.62
Venture Capital                                3.5             3.3
Other                                        12.59           16.38
Cash & Other Assets                           7.77            6.54

 TOP 10 HOLDINGS, BY ISSUER

                                                                                     Percent of
           Holding                                           Sector                  Net Assets
------------------------------------------------------------------------------------------------
       1.  Teva Pharmaceutical Industries
           Ltd.                                          Pharmaceuticals                   6.7
------------------------------------------------------------------------------------------------
       2.  Geotek Communications, Inc.                 Telecommunications                  5.0
------------------------------------------------------------------------------------------------
       3.  Zoran Corp.                         Semiconductor & Related Technology          4.9
------------------------------------------------------------------------------------------------
       4.  Koor Industries Ltd.                           Conglomerates                    4.2
------------------------------------------------------------------------------------------------
       5.  Bank Hapoalim Ltd.                                Banking                       4.2
------------------------------------------------------------------------------------------------
       6.  Tadiran Ltd.                                Telecommunications                  3.2
------------------------------------------------------------------------------------------------
       7.  Scitex Corp., Ltd.                         Industrial Technology                3.0
------------------------------------------------------------------------------------------------
       8.  Bank Leumi of Israel Ltd.                         Banking                       2.3
------------------------------------------------------------------------------------------------
       9.  IDB Holdings Ltd.                                 Banking                       2.3
------------------------------------------------------------------------------------------------
      10.  FIBI Holdings Ltd.                                Banking                       2.2
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

                                                       No. of           Value
Description                                            Shares         (Note A)
---------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-92.23%
 BANKING-10.98%
Bank Hapoalim Ltd.................................      1,995,800   $   2,738,918
Bank Leumi of Israel Ltd..........................      1,362,903       1,526,050
FIBI Holdings Ltd.................................         12,648       1,449,617
IDB Holdings Ltd.+................................        436,224       1,495,260
                                                                    -------------
                                                                        7,209,845
                                                                    -------------
 BUILDING PRODUCTS-3.16%
Ackerstein Ltd., (Shares 1)+......................          9,000          25,039
Ackerstein Ltd., (Shares 5)+......................         77,120         210,467
Industrial Buildings Corp., Ltd...................        568,200         480,264
Property & Building Corp., Ltd....................         15,103         758,573
Wolfman Industries Ltd.,
 (Shares 5)+......................................        114,000         212,270
Ytong Ltd.........................................        182,302         391,191
                                                                    -------------
                                                                        2,077,804
                                                                    -------------
 CHEMICALS-1.72%
Dead Sea Bromine Ltd..............................         30,662         138,765
Israel Chemicals Ltd., (Shares 1)+................        790,000         608,602
Makhteshim Chemical Works Ltd.....................         42,000         242,474
Sano Brunos Enterprises Ltd., (Shares 5)..........         54,857         142,010
                                                                    -------------
                                                                        1,131,851
                                                                    -------------
 COMPUTER NETWORKING-2.72%
Gilat Satellite Networks Ltd.@+...................         38,000         669,750
IIS Intelligent Information Systems Ltd.@+........         32,700          61,312
Madge Networks N.V.@+.............................         40,590         512,449
Nice Systems Ltd. ADR@+...........................         23,600         540,587
                                                                    -------------
                                                                        1,784,098
                                                                    -------------
 COMPUTER SOFTWARE-3.26%
Magic Software
 Enterprises Ltd.@+...............................         92,800       1,032,400
Sapiens International Corp. N.V.@+................         69,000         185,437
Tecnomatix Technologies Ltd.@+....................         52,900         919,138
                                                                    -------------
                                                                        2,136,975
                                                                    -------------


                                                       No. of           Value
Description                                            Shares         (Note A)
---------------------------------------------------------------------------------
 CONGLOMERATES-4.89%
Clal (Israel) Ltd., (Shares 10)...................         19,780   $     437,773
Koor Industries Ltd...............................         18,762       1,665,068
                                                      Par (000)
                                                    -------------
Koor Industries Ltd., Convertible Note, 1.75%,
 01/31/97*........................................     NIS    600         276,892
Koor Industries Ltd., Convertible Note, 1.75%,
 01/31/98*........................................            600         276,892
Koor Industries Ltd., Convertible Note, 1.75%,
 01/31/99*........................................            600         276,892
Koor Industries Ltd., Convertible Note, 1.75%,
 01/31/00*........................................            600         276,892
                                                                    -------------
                                                                        3,210,409
                                                                    -------------
 DIVERSIFIED FINANCIAL-0.12%
                                                       No. of
                                                       Shares
                                                    -------------
Nesuah Trading and Investment in Securities
 Ltd.+............................................         72,468          78,205
                                                                    -------------
 DIVERSIFIED TECHNOLOGY-3.42%
Clal Electronic Industries Ltd....................          3,404         275,414
Elbit Ltd.........................................          7,257         300,891
Electra Consumers Products Ltd....................         18,658         153,223
Electra Ltd.......................................         17,500         478,409
Electronics Line Ltd., (Shares 1)+................         28,154          36,530
Elron Electronic Industries Ltd...................         19,007         660,456
Rada Electronic Industries Ltd.@+.................         87,942         340,775
                                                                    -------------
                                                                        2,245,698
                                                                    -------------
 ENERGY SERVICES-1.79%
Delek - The Israel Fuel Co., Ltd..................         16,773         377,445
Granite Hacarmel
 Investments Ltd..................................        299,660         418,713
Paz Oil Co., Ltd.*+...............................             36         378,648
                                                                    -------------
                                                                        1,174,806
                                                                    -------------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                       No. of           Value
Description                                            Shares         (Note A)
---------------------------------------------------------------------------------
 FOOD & BEVERAGES-3.19%
Blue Square Chain Stores Properties &
 Investments+.....................................         38,701   $     278,350
Elite Industries Ltd..............................        140,742         547,393
Israel Cold Storage & Supply Ltd., (Shares 5).....         62,620         208,981
Israel Salt Industries Ltd.+......................        207,217         389,073
Mayanot Eden Ltd., (Shares 1).....................         95,590         417,696
Shemen Industries Ltd.,
 (Shares A4)+.....................................          8,213         255,595
                                                                    -------------
                                                                        2,097,088
                                                                    -------------
 INDUSTRIAL TECHNOLOGY-4.46%
Cubital Ltd.*+....................................        329,278         105,639
Orbotech Ltd.@+...................................         70,200         833,625
Scitex Corp., Ltd.@...............................        160,900       1,991,138
                                                                    -------------
                                                                        2,930,402
                                                                    -------------
 INSURANCE-2.13%
Clal Insurance Enterprises Holding Ltd., (Shares
 1)...............................................        145,330         805,022
Harel Hamishmar
 Investments Ltd., (Shares 5).....................        114,483         591,305
                                                                    -------------
                                                                        1,396,327
                                                                    -------------
 INVESTMENT & HOLDING COMPANIES-3.71%
Ampal American Israel, Class A@...................         92,500         439,375
Ampal American Israel,
 Warrants (expiring 02/28/99)@+...................         92,500          17,344
Arad Investment & Industrial Development Ltd.+....          3,039          33,300
Discount Investment Corp., Ltd....................          7,000         387,006
Elco Holdings Ltd.................................          5,900         163,813
GC Holdings Corp., Series K Preferred*+...........        299,513          47,922
GC Holdings Corp., Series L Preferred*+...........        308,432          37,012
Israel Land Development Ltd.+.....................        125,173         347,074
PEC Israel Economic Corporation+..................         23,000         393,875
The Renaissance Fund*++#..........................             58         568,624
                                                                    -------------
                                                                        2,435,345
                                                                    -------------
                                                       No. of           Value
Description                                            Shares         (Note A)
---------------------------------------------------------------------------------

 MEDICAL EQUIPMENT-2.36%
Elscint Ltd.@+....................................         50,600   $     436,425
Laser Industries Ltd.@+...........................         81,000       1,113,750
                                                                    -------------
                                                                        1,550,175
                                                                    -------------
 METAL PRODUCTS-1.88%
Caniel-Israel Can Co., Ltd., (Shares 1)...........        105,210         614,616
Cvalim - The Electric Wire & Cable Co. of Israel
 Ltd..............................................         73,640         243,231
Klil Industries Ltd., (Shares 1)..................         36,250         149,694
Klil Industries Ltd., (Shares 5)..................         57,018         223,719
                                                                    -------------
                                                                        1,231,260
                                                                    -------------
 MORTGAGE BANKING-3.01%
Discount Mortgage Bank Ltd.+......................         11,198         509,292
Israel Discount Bank Ltd..........................          5,981          56,243
Mishkan Hapoalim Mortgage Bank Ltd.+..............          8,288         725,995
Tefahot Israel Mortgage Bank Ltd.+................          1,456         684,523
                                                                    -------------
                                                                        1,976,053
                                                                    -------------
 PHARMACEUTICALS-7.96%
Peptor Ltd.*+.....................................         56,000         392,000
Taro Pharmaceutical Industries Ltd. ADR@+.........         64,210         465,523
Teva Pharmaceutical Industries Ltd. ADR@..........         94,200       4,368,525
                                                                    -------------
                                                                        5,226,048
                                                                    -------------
 REAL ESTATE & CONSTRUCTION-1.88%
Africa Israel Investments Ltd., (Shares 1)+.......            550         596,660
C Holdings Ltd., (Shares 5)+......................         41,625          84,518
Dankner Investment Ltd.,
 (Shares 1).......................................        115,247         424,871
Kardan Investments Ltd.,
 (Shares 5)+......................................        174,251         128,805
                                                                    -------------
                                                                        1,234,854
                                                                    -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                       No. of           Value
Description                                            Shares         (Note A)
---------------------------------------------------------------------------------
 SEMICONDUCTOR & RELATED TECHNOLOGY-8.47%
DSP Group Inc.*+..................................         91,607   $     755,758
M-Systems Flash Disk Pioneers Ltd.+...............         63,842         566,598
M-Systems Flash Disk Pioneers Ltd., Warrants
 (expiring 06/30/98)+.............................         35,021         185,605
Oshap Technologies@+..............................        177,345         695,525
P.C.B. Ltd........................................         93,572         150,885
Zoran Corp., Series K+............................         99,837       1,697,229
Zoran Corp., Series K*+=/=........................         86,144       1,171,558
Zoran Corp., Series K,
 Warrants (expiring 07/31/98)*+...................         73,044         336,002
                                                                    -------------
                                                                        5,559,160
                                                                    -------------
 TELECOMMUNICATIONS-13.15%
Bezeq, Israeli Telecommunication Corp., Ltd.......        285,665         684,270
ECI Telecom Ltd.@.................................         63,400       1,331,400
Geotek Communications, Inc.@+.....................        223,100       1,868,463
Geotek Communications, Inc., Convertible Preferred
 Series M, 8.50%*.................................            100         939,000
Geotek Communications, Inc., Convertible Preferred
 Series N, (units)*+(1)...........................            595         460,881
Nexus Telecommunication Systems Ltd.,
 (units)@+(2).....................................         68,933         379,132
Tadiran Telecommunications Ltd.@+.................         67,000       1,340,000
Tadiran Ltd. ADR@.................................         29,900         758,713
Teledata Communication Ltd.@+.....................         47,300         869,138
                                                                    -------------
                                                                        8,630,997
                                                                    -------------
 TEXTILES-1.21%
Fibrotec F.M.S. Ltd., (Shares 1)..................         13,538          48,345
Lodzia Rotex Textile Ltd., (Shares 4)+............         86,881         205,401
Polgat Industries Ltd., (Shares B4)+..............        309,171         124,394
Zikit Textile Dyeing Works Ltd.+..................         60,000         413,761
                                                                    -------------
                                                                          791,901
                                                                    -------------
                                                       No. of           Value
Description                                            Shares         (Note A)
---------------------------------------------------------------------------------

 TRADING COMPANIES-1.49%
Rapac Electronics Ltd.............................         34,806   $     152,960
Super-Sol Ltd., Class B, (Shares 0.01)............         36,273         827,906
                                                                    -------------
                                                                          980,866
                                                                    -------------
 TRANSPORTATION-0.74%
Delek Automotive Systems Ltd.+....................        291,790         247,542
Maman Cargo Terminal & Handling Ltd...............        160,400         237,133
                                                                    -------------
                                                                          484,675
                                                                    -------------
 VENTURE CAPITAL-3.50%
Advent Israel Bermuda Ltd.*+=/=...................      1,000,000       1,005,000
Star Venture Enterprises II*......................              5         923,637
Walden Israel Ventures, L.P.*+=/=#................        375,000         367,048
                                                                    -------------
                                                                        2,295,685
                                                                    -------------
 WOOD & PAPER PRODUCTS-1.03%
American Israel Paper Mills Ltd...................         19,263         679,382
                                                                    -------------

TOTAL INVESTMENTS-92.23%
 (Cost $68,481,017) (Notes A,D)..................................      60,549,909
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-7.77%.............
                                                                        5,099,132
                                                                    -------------
NET ASSETS-100.00%...............................................   $  65,649,041
                                                                    -------------
                                                                    -------------
---------------------------------------------------------
@          These securities are traded on a U.S. stock exchange.
*          Not readily marketable security.
+          Security is non-income producing.
=/=        Restricted security (See Note F).
#          As  of  September  30, 1996,  the  Fund  committed to
           investing  additional  capital  in  The   Renaissance
           Fund-$23,252 and Walden Israel Ventures,
           L.P.-$125,000.
(1)        With  an additional  595 warrants  attached, expiring
           06/20/01, with no market value.
(2)        With an additional 68,933 warrants attached, expiring
           11/28/97, with no market value.
ADR        American Depositary Receipts.
NIS        New Israeli Shekel.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $68,481,017)
 (Note A)...............................     $60,549,909
Cash (including $66,600 of foreign
 currency with a cost of $66,669) (Note
 A).....................................       5,822,435
Receivables:
  Note..................................         652,342
  Dividends.............................          30,887
  Interest..............................          13,468
  Investments sold......................           9,000
Prepaid expenses........................           9,453
Unamortized organizational costs (Note
 A).....................................          82,506
                                             -----------
Total Assets............................      67,170,000
                                             -----------

 LIABILITIES
Payables:
  Investments purchased.................          94,023
  Advisory fees (Note B)................         223,150
  Administration fees (Note B)..........           7,126
  Israeli capital gains taxes (Note
   A)...................................         964,184
  Other accrued expenses................         232,476
                                             -----------
Total Liabilities.......................       1,520,959
                                             -----------
NET ASSETS (applicable to 5,012,295
 shares of common stock outstanding)
 (Note C)...............................     $65,649,041
                                             -----------
                                             -----------

NET ASSET VALUE PER SHARE ($65,649,041
  DIVIDED BY 5,012,295).................          $13.10
                                             -----------
                                             -----------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 5,012,295 shares issued and outstanding
 (100,000,000 shares authorized)........     $     5,012
Paid-in capital.........................      67,477,576
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................       6,188,039
Net unrealized depreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................      (8,021,586)
                                             -----------
Net assets applicable to shares
 outstanding............................     $65,649,041
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $   874,397
  Interest..............................         282,138
  Less: Foreign taxes withheld..........        (130,254)
                                             -----------
  Total Investment Income...............       1,026,281
                                             -----------
Expenses:
  Investment advisory fees (Note B).....         926,652
  Custodian fees........................         101,096
  Audit and legal fees..................          95,390
  Administration fees (Note B)..........          77,300
  Amortization of organizational costs
   (Note A).............................          63,713
  Accounting fees.......................          61,292
  Printing..............................          60,300
  Directors' fees.......................          34,023
  Transfer agent fees...................          21,535
  NYSE listing fees.....................          16,186
  Insurance.............................          10,141
  Other.................................           9,322
                                             -----------
  Total Expenses........................       1,476,950
                                             -----------
  Net Investment Loss...................        (450,669)
                                             -----------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments (net of Israeli capital
   gains taxes of $893,624)(Note A).....       6,959,571
  Foreign currency related
   transactions.........................         (35,955)
Net change in unrealized depreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      (6,974,241)
                                             -----------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................         (50,625)
                                             -----------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $  (501,294)
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Fiscal Years Ended
                                                    September 30,
                                             ---------------------------
                                                1996            1995
                                             ---------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment loss...................     $  (450,669)    $  (520,453)
  Net realized gain on investments and
   foreign currency related
   transactions.........................       6,923,616       1,655,141
  Net change in unrealized depreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currency.............................      (6,974,241)      6,160,580
                                             -----------     -----------
    Net increase/(decrease) in net
     assets resulting from operations...        (501,294)      7,295,268
                                             -----------     -----------

 NET ASSETS
Beginning of year.......................      66,150,335      58,855,067
                                             -----------     -----------
End of year.............................     $65,649,041     $66,150,335
                                             -----------     -----------
                                             -----------     -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

 INCREASE IN CASH FROM
Operating Activities
    Investment income received..........     $  1,045,281
    Operating expenses paid.............       (1,453,621)
                                             ------------
Net decrease in cash from operating
 activities.............................                      $ (408,340)
Investing Activities
    Purchases of long-term portfolio
     investments........................      (13,409,724)
    Proceeds from disposition of
     short-term portfolio investments...        1,986,463
    Proceeds from disposition of
     long-term portfolio investments....       15,899,662
                                             ------------
Net increase in cash from investing
 activities.............................                       4,476,401
Financing Activities
    Notes receivable....................         (563,783)
                                             ------------
Net decrease in cash from financing
 activities.............................                        (563,783)
                                                              ----------
Net increase in cash....................                       3,504,278
Cash at beginning of year...............                       2,318,157
                                                              ----------
Cash at end of year (Note A)............                      $5,822,435
                                                              ----------
                                                              ----------

 RECONCILIATION OF NET DECREASE IN NET
 ASSETS RESULTING FROM OPERATIONS TO NET
 DECREASE IN CASH FROM OPERATING
 ACTIVITIES
Net decrease in net assets resulting
 from operations........................                      $ (501,294)
Adjustments:
    Decrease in dividend and interest
     receivable.........................     $     19,000
    Decrease in accrued expenses........          (35,012)
    Decrease in prepaid expenses........           58,341
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................           50,625
                                             ------------
Net increase in cash from operating
 activities.............................                          92,954
                                                              ----------
NET DECREASE IN CASH FROM OPERATING
 ACTIVITIES.............................                      $ (408,340)
                                                              ----------
                                                              ----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                For the
                                                                                                 Period
                                                                                                October
                                                            For the Fiscal Years Ended         29, 1992*
                                                                   September 30,                through
                                                        -----------------------------------    September
                                                          1996         1995         1994        30, 1993
                                                        -------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..................     $13.20       $11.74       $15.83     $13.74**
                                                        ---------    ---------    ---------    ----------
Net investment loss...................................      (0.09)       (0.10)       (0.28)     (0.07)
Net realized and unrealized gain/(loss) on investments
 and foreign currency related transactions............      (0.01)        1.56        (3.27)      2.16
                                                        ---------    ---------    ---------    ----------
    Net increase/(decrease) in net assets resulting
     from operations..................................      (0.10)        1.46        (3.55)      2.09
                                                        ---------    ---------    ---------    ----------
Distributions to shareholders:
    Net realized gains on investments and foreign
     currency related transactions....................         --           --        (0.43)        --
    In excess of net realized gains...................         --           --        (0.11)        --
                                                        ---------    ---------    ---------    ----------
    Total distributions to shareholders...............         --           --        (0.54)        --
                                                        ---------    ---------    ---------    ----------
Net asset value, end of period........................     $13.10       $13.20       $11.74     $15.83
                                                        ---------    ---------    ---------    ----------
                                                        ---------    ---------    ---------    ----------
Market value, end of period...........................     $11.25       $12.00       $13.25     $17.38
                                                        ---------    ---------    ---------    ----------
                                                        ---------    ---------    ---------    ----------
Total investment return(a)............................      (6.25)%      (9.43)%     (21.26)%    24.58%
                                                        ---------    ---------    ---------    ----------
                                                        ---------    ---------    ---------    ----------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)...............    $65,649      $66,150      $58,855    $79,274
Ratio of expenses to average net assets...............       2.23%        2.57%        2.64%      2.41%(b)
Ratio of net investment loss to average net assets....      (0.68)%      (0.91)%      (2.08)%    (0.50)%(b)
Portfolio turnover rate...............................      21.68%       22.17%       17.07%     34.80%(c)
Average commission rate per share(d)..................    $0.0073           --           --         --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.21 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c)  Not annualized.
(d) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. The preparation of financial statements requires the use of estimates by management, principally the valuation of non-publicly traded securities. Accordingly, the Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At September 30, 1996, the Fund held 13.09% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $7,772,581 and fair value of $8,596,297. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At September 30, 1996, the interest rate was 5.3125% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from securities not listed on TASE ("unlisted securities") will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel, are considered approved investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. Dividends derived from listed or approved securities are subject to 15% withholding tax, while dividends from unlisted unapproved securities are subject to a 25% withholding tax. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. The Fund records deferred Israeli capital gains taxes on the net unrealized appreciation on unlisted Israeli debt obligations. At September 30, 1996, the Fund had deferred $90,194 in Israeli capital gains taxes on unlisted Israeli debt obligations.

Currently the Fund is reviewing with the Israeli tax authorities the conditions of its original tax ruling, to determine whether that ruling has been preempted by

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
the recent treaty between the U.S. and Israel. If it is determined that the U.S. -Israel treaty does preempt the original tax ruling, then certain Israeli taxes payable by the Fund will no longer apply.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At September 30, 1996, the Fund reclassified $450,669 of accumulated net investment loss to accumulated net realized gain on investments and foreign currency related transactions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

OTHER: Costs incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning at the commencement of operations of the Fund.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the U.S., including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly net assets invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly net assets. For the fiscal year ended September 30, 1996, BEA earned $926,652 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended September 30, 1996, BEA was reimbursed $4,500 for administrative services rendered to the Fund.

Analyst I.M.S. and Giza Group serve as the Fund's investment sub-advisers. Pursuant to the sub-advisory agreement, Analyst I.M.S. and Giza Group are each paid a fee, out of the advisory fee payable to BEA, computed weekly and paid quarterly at an annual rate of 0.20% of the Fund's average weekly net assets. In addition, BEA pays Analyst I.M.S. and Giza Group, out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $12,500 to each annually to cover expenses incurred in the execution of sub-advisory services. For the fiscal year ended September 30, 1996, the fees earned by Analyst I.M.S. and Giza Group amounted to $167,498 each.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the fiscal year ended September 30, 1996, BSFM earned $72,800 for administrative services.
 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 5,012,295 shares outstanding at September 30, 1996, BEA owned 7,169 shares.

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

 NOTE D. INVESTMENT TRANSACTIONS

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1996 was $68,481,415. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $7,931,506, was composed of gross appreciation of $9,104,990 for those investments having an excess of value over cost and gross depreciation of $17,036,496 for those investments having an excess of cost over value.

For the fiscal year ended September 30, 1996, purchases and sales of securities,
other  than   short-term   obligations,  were   $13,503,747   and   $15,702,253,
respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 17 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 18 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the fiscal year ended September 30, 1996.

 NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate costs, fair value as of September 30, 1996, share value of the securities and percentage of net assets which the securities comprise.

                                                                                     FAIR VALUE
                                                NUMBER OF   ACQUISITION                  AT      VALUE PER    PERCENT OF
                  SECURITY                       SHARES        DATES        COST      09/30/96     SHARE      NET ASSETS
---------------------------------------------  -----------  -----------  ----------  ----------  ----------  -------------
Advent Israel Bermuda Ltd....................     650,000     06/18/93   $  530,000  $  653,250  $     1.01         1.00
Advent Israel Bermuda Ltd....................     350,000     06/10/96      350,000     351,750        1.01         0.53
The Renaissance Fund.........................          26     03/30/94      259,500     254,900    9,803.86         0.39
The Renaissance Fund.........................          14     02/24/95      139,668     137,254    9,803.86         0.21
The Renaissance Fund.........................          11     03/13/96      110,988     107,843    9,803.86         0.16
The Renaissance Fund.........................           7     06/13/96       66,592      68,627    9,803.86         0.11
Walden Israel Ventures, L.P..................     125,000     10/01/93      125,000     122,349        0.98         0.19
Walden Israel Ventures, L.P..................     125,000     05/27/95      125,000     122,349        0.98         0.19
Walden Israel Ventures, L.P..................     125,000     08/08/96      125,000     122,350        0.98         0.19
Zoran Corp...................................      36,144     12/20/95      253,325     491,558       13.60         0.75
Zoran Corp...................................      50,000     07/31/96       75,000     680,000       13.60         1.03

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                                                                           19

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The First Israel Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The First Israel Fund, Inc., including the schedule of investments, as of September 30, 1996, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodians as of September 30, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The First Israel Fund, Inc. as of September 30, 1996, the results of its operations and cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 15, 1996

--------------------------------------------------------------------------------
   20

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On January 16, 1996, the annual meeting of shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                               FOR       WITHHELD    NON-VOTES
--------------------------------------------------------------------------  ----------  -----------  ----------
Jonathan W. Lubell                                                           3,602,595      52,861    1,356,839
Steven N. Rappaport                                                          3,605,884      49,572    1,356,839

In addition to the directors re-elected at the meeting, Emilio Bassini, Peter A. Gordon, Daniel Sigg, Zeev Holtzman and George W. Landau continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending September 30, 1996.

                                                                   FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                ----------  ---------  ---------  ----------
                                                                 3,588,465     37,327     29,664   1,356,839

--------------------------------------------------------------------------------

 DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

Pursuant to The First Israel Fund, Inc.'s (the "Fund") Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless The First National Bank of Boston, the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent will make open market purchases on the New York Stock Exchange or elsewhere, and participants will pay the average price paid plus a pro rata portion of commissions. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in

--------------------------------------------------------------------------------
   22
the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends and capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase on the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

 SUMMARY OF GENERAL INFORMATION

The Fund--The First Israel Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of September 30, 1996, BEA managed approximately $31.3 billion in assets. BEA also advises eight other international closed-end funds: The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "FtIsrl" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael". The Fund's New York Stock Exchange trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."

To request an annual report, or to be placed on the Fund's mailing list, shareholders should call 1-800-293-1232.

 DIVIDEND REINVESTMENT PLAN--SUMMARY

An automatic Dividend Reinvestment Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gain distributions in additional shares of the Fund's common stock.

As per the Plan, each shareholder will be automatically reinvested in additional shares of the Fund by The First National Bank of Boston, unless otherwise instructed by the shareholder in writing. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash paid by check in U.S. dollars. Shares registered in street name will be reinvested under the Plan, unless the broker-dealer or other nominee does not provide a dividend reinvestment plan or the shareholder elects to receive their dividends in cash.

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

Emilio Bassini        Chairman of the Board of Directors,
                      President and Chief Investment
                      Officer

Enrique R. Arzac      Director

Peter A. Gordon       Director

Zeev Holtzman         Director

George W. Landau      Director

Jonathan W. Lubell    Director

Steven N. Rappaport   Director

Daniel Sigg           Director and
                      Senior Vice President

Paul P. Stamler       Senior Vice President

Michael A. Pignataro  Chief Financial Officer and
                      Secretary

Rachel D. Manney      Vice President and Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue

New York, NY 10022

This  report, including the financial statements herein,  is sent to the shareholders of the Fund  for their  information. It  is not  a prospectus,  circular or  representation intended  for use in  the purchase or  sale of shares  of the Fund  or of any securities
mentioned in this report.                                                                 [LOGO]

--------------------------------------------------------------------------------